UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-36473

(Commission

File Number)

1000 Chesterbrook Boulevard, Suite 300 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

Trinseo S.A. (“Trinseo or the “Company”) has been notified by the lead arrangers for its new proposed secured credit facility that they expect that its proposed $700 million term loan facility (the “Term Facility”) will be fully subscribed. The Term Facility is expected to bear interest at a rate of LIBOR plus 2.5%, subject to a 0.00% floor, and is expected to mature in 2024. The Company expects to use the proceeds of the Term Facility, together with the net proceeds from its previously announced note offering and available cash to repay all outstanding indebtedness under the Company’s 6.375% Senior Notes (Euro) and 6.750% Senior Notes (USD), each due 2022, to repay all outstanding borrowings under the Company’s Existing Senior Secured Credit Facility, and to pay related fees, expenses and premiums related to the refinancing.

The commitments in respect of the senior secured credit facility and the terms and conditions thereof (including the applicable interest rate) remain subject to execution of the definitive documentation with respect of the Term Facility, which is expected to occur shortly after the settlement of the Company’s note offering, on or about September 6, 2017.

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements involve a number of risks, uncertainties, and other factors including the failure to consummate the notes offering or the new senior secured credit facility and potential changes in market conditions that could cause actual results to differ materially from those expressed or implied by such statement. We caution investors not to place undue reliance on these forward-looking statements. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties that we face.

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo S.A.

By:	/s/ Angelo N. Chaclas
Name:	Angelo N. Chaclas
Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: August 16, 2017

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